INCOME TAX	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
INCOME TAX
INCOME TAX

12.Income Taxes

For the three months ended March 31, 2024 and 2023, the Company recorded income tax expense of $59,000 and $50,000, respectively. The effective tax rate is 7.2% and 3.7% for the three months ended March 31, 2024 and 2023, respectively.

For financial reporting purposes, the Company’s effective tax rate used for the interim periods is based on the estimated full-year income tax rate. For the three months ended March 31, 2024, the Company’s effective tax rate differs from the statutory rate primarily due to the valuation allowance recorded against the net deferred tax asset balance.

As of March 31, 2024 the Company had unrecognized tax benefits of $3.1 million of which $1.7 million would currently affect the Company’s effective tax rate if recognized due to the Company’s deferred tax assets being fully offset by a valuation allowance. The Company does not anticipate that the amount of unrecognized tax benefits relating to tax positions existing as of March 31, 2024 will significantly increase or decrease within the next twelve months. There was no interest expense or penalties related to unrecognized tax benefits recorded as of March 31, 2024.

A number of years may elapse before an uncertain tax position is audited and finally resolved. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that its reserves for income taxes reflect the most likely outcome. The Company adjusts these reserves, as well as the related interest, in light of changing facts and circumstances. Settlement of any particular position could require the use of cash.

Currently the Company is not under examination by any taxing authority.

10.Income Taxes

Determining the provision for income taxes, income taxes payable, and deferred tax assets and liabilities involves judgment. The Company calculates and provides for income taxes in each of the tax jurisdictions in which it operates, which involves estimating current tax exposures as well as making judgments regarding the recoverability of deferred tax assets in each jurisdiction. The estimates used could differ from actual results, and this may have a significant impact on financial position, operating results and cash flows in future periods.

10.Income Taxes, continued

The domestic and foreign components of income (loss) before provision for income taxes were as follows for the years ended December 31:

(in thousands)	2023	2022
Domestic	$(19,910)	$(30,559)
Foreign	(2,018)	4,268
Loss before provision for income taxes	$(21,928)	$(26,291)

The provision for income taxes for the years ended December 31, 2023 and 2022 consisted of the following:

(in thousands)	2023	2022
Current
Federal	$215	$128
State	1	1
Foreign	325	(8)
Total current	541	121

Deferred
Federal	—	—
State	—	—
Foreign	—	—
Total deferred	—	—
Total provision for income taxes	$541	$121

The reconciliation of federal statutory income tax to the Company’s provision for income taxes is as follows:

(in thousands)	2023	2022
Expected benefit at statutory federal rate	$(4,941)	$(6,717)
State tax — net of federal benefit	72	100
Research and development credits	—	(564)
Foreign income/losses taxed at different rates	14	15
Unrecognized tax benefits	276	126
Stock-based compensation	8	3
Interest expense	333	233
Remeasurements of net defined benefit liabilities	5	—
Exchange rate difference	287	551
Change in tax rate	(242)	(92)
True-up deferred taxes	1,382	3,254
True-up payable	75	—
Accumulated deficit	67	10
Change in valuation allowance	3,182	3,246
Other	23	(44)
Total provision for income taxes	$541	$121

10.Income Taxes, continued

For the years ended December 31, 2023 and 2022, the Company’s provision for income taxes differed from the federal statutory tax rate due primarily to the full valuation allowance for federal and state purposes, true-up deferred taxes, research and development credits, and exchange rate differences.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2023 and 2022, are as follows:

(in thousands)	2023	2022
Deferred tax assets
Net operating loss carryforwards	$79,078	$78,583
Capitalized costs	5,409	3,095
Accruals and reserves	4,610	4,830
Inventory reserves	267	402
Stock compensation	382	368
Loss on unrealized currency translation	166	160
Research and development credits	2,490	2,490
Financial guarantee liabilities	5,410	5,320
Lease liability	197	4
Provision for credit losses	368	119
Gross deferred tax assets	98,377	95,371
Valuation allowance	(97,628)	(94,446)
Net deferred tax assets	749	925
Deferred tax liabilities
Revaluation of convertible promissory notes	(448)	(742)
Contract assets	(3)	(8)
ROU assets	(298)	(175)
Gross deferred tax liabilities	(749)	(925)
Net deferred income tax	$—	$—

The Company provided a valuation allowance for net operating losses, credits and other deferred tax assets of its United States and foreign entities. A valuation allowance is provided when, based upon the available evidence, management concludes that it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Company maintained a valuation allowance as of December 31, 2023 and 2022 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The valuation allowance increased by $3.2 million for both the years ended December 31, 2023 and 2022, respectively.

The Company had net operating loss carryforwards (“NOL”) for federal, state and foreign income tax purposes of approximately $334 million, $49 million and $27 million, respectively, as of December 31, 2023. State NOL will begin to expire in 2028 and $123 million of the Company’s federal NOL will last indefinitely (limited to 80% of taxable income in a given year).

As of December 31, 2023, the Company had federal and state research credit carryforwards of approximately $2.4 million and $2.3 million, respectively. The federal research credit carryforwards will begin to expire in 2025 while the California research credits carryforward have an indefinite life.

10.Income Taxes, continued

Section 382 of the Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of NOL carryforwards and research tax credits in the event of a change in ownership. While the Company believes that it is probable that its ability to utilize NOL carryforwards may be limited due to past ownership changes, the Company has not yet completed an analysis to determine the amount of such limitation, if any.

A reconciliation of the unrecognized tax benefits (“UTBs”) as of December 31, 2023 and 2022 is as follows:

(in thousands)	2023	2022
Beginning gross UTBs	$3,203	$3,106
Additions for tax positions taken in a prior year	—	(35)
Additions for tax provision taken in the current year	319	1,093
Adjustments for tax positions for changes in currency translation	95	(223)
Reductions for tax positions taken in the prior year	1,051	(270)
Reductions for tax positions taken in the prior year due to statutes lapsing	(1,585)	(468)
Ending gross UTBs	3,083	3,203
UTBs offset by deferred tax assets and/or valuation allowance	(1,419)	(1,714)
Net UTBs	$1,664	$1,489

As of December 31, 2023, the total amount of gross unrecognized tax benefits was $3.1 million. The amount of unrecognized tax benefits that, if recognized, would affect the Company’s effective tax rate is $1.7 million as of December 31, 2023. The remaining amounts in unrecognized tax benefits would not impact the rate as they are offset by valuation allowances. As of December 31, 2023 and 2022, accrued interest and penalties were $522,000 and $449,000, respectively.

The Company recognizes interest and penalties related to unrecognized tax benefits within the provision for income taxes line in the accompanying consolidated statements of operations. Accrued interest and penalties are included within the related tax liability line in the consolidated balance sheets. The Company has classified the unrecognized tax benefits as long term, as it does not expect them to be realized over the next 12 months. The Company also does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The Company files income tax returns in the U.S. federal jurisdiction, California and in many foreign jurisdictions. The Company’s tax years for 2020 and forward are subject to examination by the U.S. tax authorities. The Company’s tax years for 2019 and forward are subject to examination by various state tax authorities. However, due to the fact that the Company had loss and credits carried forward in some jurisdictions, certain items attributable to technically closed years are still subject to adjustment by the relevant taxing authority through an adjustment to tax attributes carried forward to open years. The Company files U.S. and foreign income tax returns with varying statutes of limitations. Due to the Company’s net carryover of unused operating losses, all years remain subject to future examination by tax authorities.

CONCORD ACQUISITION CORP III
INCOME TAX
INCOME TAX

NOTE 7. INCOME TAX

As of December 31, 2023 and 2022, the Company’s net deferred tax assets are as follows:

Deferred tax asset:	2023	2022
Organizational costs/startup expenses	$1,223,864	$243,656
Federal net operating loss carryforward	—	—
Total deferred tax asset	1,223,864	243,656
Valuation allowance	(1,223,864)	(243,656)
Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	For the year	For the year
	December 31, 2023	December 31, 2022
Federal:
Current	$1,385,741	$995,207
Deferred	980,208	172,282

State:
Current	—	—
Deferred	—	—
Valuation allowance	(980,208)	(172,282)
Income tax provision	$1,385,741	$995,207

As of December 31, 2023 and 2022, the Company had no U.S. federal net operating loss carryovers and no state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, if any, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2023 and 2022, there was an increase in the valuation allowance of $980,208 and $172,282, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate, as a percentage of income before income taxes, is as follows:

	For the year	For the year
	December 31, 2023	December 31, 2022
Statutory federal income tax rate	21.0%	21.0%
Transaction costs	0.0%	0.0%
Change in fair value of warrant liability and Sponsor Loans	(100.3)%	(17.7)%
Transaction costs allocated to warrants	12.8%	0.0%
Change in valuation allowance	(160.7)%	0.7%
Income tax provision	(227.2)%	4.0%